UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street

Chicago, Illinois 60607

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

The results of voting for each matter submitted to a vote of stockholders at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on May 12, 2022 are set forth below.

Proposal One

At the Annual Meeting, the persons whose names are set forth below were elected as directors, constituting the entire Board of Directors of the Company. Relevant voting information for each person follows:

Director Nominee	For	Against	Abstain	Broker Non-votes
Edward T. Tilly	74,345,342	5,504,056	1,369,911	11,593,630
Eugene S. Sunshine	77,867,923	2,983,875	367,511	11,593,630
William M. Farrow, III	80,543,715	314,658	360,936	11,593,630
Edward J. Fitzpatrick	75,338,660	5,519,747	360,902	11,593,630
Ivan K. Fong	79,107,812	1,750,621	360,876	11,593,630
Janet P. Froetscher	77,160,607	3,688,717	369,985	11,593,630
Jill R. Goodman	78,791,734	2,046,949	380,626	11,593,630
Alexander J. Matturri, Jr.	80,540,252	317,558	361,499	11,593,630
Jennifer J. McPeek	80,517,812	304,162	397,335	11,593,630
Roderick A. Palmore	72,935,930	7,787,173	496,206	11,593,630
James E. Parisi	79,743,877	1,112,235	363,197	11,593,630
Joseph P. Ratterman	80,513,007	331,485	374,817	11,593,630
Jill E. Sommers	79,538,948	1,317,604	362,757	11,593,630
Fredric J. Tomczyk	79,719,480	1,136,700	363,129	11,593,630

Proposal Two

The advisory proposal for approval, in a non-binding resolution, of the compensation paid to the Company's named executive officers was approved by a vote of 76,049,880 shares voting for the proposal, 4,802,177 shares voting against the proposal, 367,252 shares abstaining from the vote on the proposal and 11,593,630 broker non-votes.

Proposal Three

The appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2022 fiscal year was ratified by a vote of 92,287,605 shares voting for the proposal, 322,088 shares voting against the proposal and 203,246 shares abstaining from the vote on the proposal.

There were no other matters presented for a vote at the Annual Meeting.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel, and Corporate Secretary

Dated: May 17, 2022